UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

2865 Scott St. Suite 107, Vista, California 92081

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 24, 2024, NuZee, Inc., a Nevada corporation (the “Company”), entered into a convertible note purchase agreement (the “Purchase Agreement”) with certain investors (the “Investors”) to issue and sell convertible notes in the aggregate principal amount of RMB 2,181,000 or approximately USD$300,000 (the “Notes”). The closing of the private placement (the “Closing”) occurred on July 26, 2024.

The Notes bear interest at an annual rate of 7% and have a maturity date of one year following the issuance date. The Notes are convertible any time after the issuance date by the holder into a number of shares of Common Stock equal to (i) the outstanding principal amount of the Note plus any accrued but unpaid interest, divided by (ii) $0.52, the conversion price. If any such conversion of the Notes would result in the issuance of a fraction of a share, such number of shares to be issued will be rounded down to the nearest whole share.

The foregoing description of the Purchase Agreement and the Notes does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement and the Notes, the form of which are attached hereto as Exhibit 10.1 and 10.2, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Form of Convertible Note Purchase Agreement
10.2	Form of Convertible Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: July 30, 2024	By:	/s/ Randell Weaver
	Name:	Randell Weaver
	Title:	Co-Chief Executive Officer and Chief Financial Officer

	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Co-Chief Executive Officer and and Director